Exhibit 99.1

Vertiv Announces Completion of $2.1 Billion Senior Unsecured Bond Offering and $2.5 Billion Senior Unsecured Revolving Credit Facility

COLUMBUS, Ohio, March 3, 2026 - Vertiv Holdings Co (NYSE: VRT) (the “Company” or “Vertiv”), a global leader in critical digital infrastructure, announced today the successful completion of a $2.1 billion Senior Unsecured Notes (the “Notes”) offering, and closing of a new $2.5 billion Senior Unsecured Revolving Credit Facility (the “Revolving Credit Facility).

The Notes offering was the Company’s debut offering with an investment grade credit rating. The Company raised $2.08 billion in net proceeds from the Notes offering, which was used, together with cash on hand, to repay in full the outstanding balance under the Company’s existing secured term loan and pay related fees and expenses. The offering was split across four tranches of Notes, with 10-year, 20-year, 30-year, and 40-year maturities, which extends the weighted average maturity of Vertiv’s debt portfolio.

The Company has also entered into a new Revolving Credit Facility with a five-year maturity, which has refinanced and replaced the Company’s prior $800 million asset-based revolving credit facility (the “RCF Refinancing”). Following the completion of the Notes offering and the RCF Refinancing, all amounts owed under the Company’s existing term loan and the asset-based revolving credit facility have been repaid in full, all commitments with respect thereto have been terminated, and all related guarantees and liens have been released.

On February 12, 2026 and February 19, 2026, each of S&P and Moody’s upgraded Vertiv’s debt rating by one notch. Vertiv’s debt ratings are Baa3 / BBB- / BBB- from Moody’s, S&P and Fitch, respectively.

“We are proud to have received investment grade ratings from all three ratings agencies. We are very pleased with the result of the Notes offering and the Revolving Credit Facility which allows us to maintain our strong net debt financial position. Together, these financing initiatives will bolster the Company’s liquidity and provide financial flexibility to support the Company’s growth strategy. This completes an important step in our refinancing efforts and enables us to significantly strengthen our debt portfolio,” said Giordano Albertazzi, Chief Executive Officer at Vertiv. “Significantly oversubscribed demand for the transaction speaks to our stakeholders’ conviction in Vertiv and confidence in our strategy and future outlook.”

BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, ING Financial Markets LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC acted as joint active bookrunners for the offering of the Notes.

The offering was made pursuant to an effective shelf registration statement (including a prospectus and related prospectus supplement) filed by Vertiv with the Securities and Exchange Commission (the “SEC”). The offering was made only by means of a prospectus supplement and accompanying prospectus. Copies may be obtained by contacting BofA Securities, Inc. toll-free at (800) 294-1322, Citigroup Global Markets Inc. toll-free at (800) 831-9146, Goldman Sachs & Co. LLC toll-free at (866) 471-2526, ING Financial Markets LLC toll-free at (877) 446-4930, J.P. Morgan Securities LLC collect at (212) 834-4533 or Wells Fargo Securities, LLC toll-free at (800) 645-3751.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended.

Advisors

Willkie Farr & Gallagher LLP served as legal counsel to Vertiv. Milbank LLP served as legal counsel to the underwriters.

About Vertiv Holdings Co

Vertiv (NYSE: VRT) brings together hardware, software, analytics and ongoing services to enable its customers’ vital applications to run continuously, perform optimally and grow with their business needs. Vertiv solves the most important challenges facing today’s data centers, communication networks and commercial and industrial facilities with a portfolio of power, cooling and IT infrastructure solutions and services that extends from the cloud to the edge of the network. Vertiv is a global leader in critical digital infrastructure for applications in data centers, communication networks, and commercial and industrial environments. As businesses, industries, and communities become more connected, Vertiv pioneers and delivers end-to-end power and cooling technologies to help its customers stay resilient, optimized, and future-ready. Headquartered in Westerville, Ohio, USA, Vertiv does business in more than 130 countries. For more information, and for the latest news and content from Vertiv, visit vertiv.com.

Cautionary Note Concerning Forward-Looking Statements

This news release, and other statements that Vertiv may make in connection therewith, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to Vertiv’s future financial or business performance, strategies or expectations, and as such are not historical facts. This includes, without limitation, statements regarding Vertiv’s financial position, capital structure, indebtedness, business strategy and plans and objectives of Vertiv management for future operations and statements regarding growth. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Vertiv cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which could change over time. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this news release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this release are based on current expectations and beliefs concerning future developments and their potential effects on Vertiv. There can be no assurance that future developments affecting Vertiv will be those that Vertiv has anticipated. Vertiv undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Vertiv’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Vertiv has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports, including those set forth in the Vertiv 2025 Annual Report on Form 10-K filed with the SEC on February 13, 2026. These risk factors, among others, could cause actual results to differ materially from historical performance and include, but are not limited to: risks relating to the continued growth of our customers’ markets; long sales cycles for certain Vertiv products and solutions as well as unpredictable placing or cancelling of customer orders; failure to realize sales expected from our backlog of orders and contracts; disruption of or consolidation in our customer’s markets or categorical shifts in customer technology spending; less leverage with large customer contract terms; failure to mitigate risks associated with long-term fixed price contracts; competition in the industry in which we operate; failure to obtain performance and other guarantees from financial institutions; risks associated with governmental contracts; failure to properly manage production cost changes and supply; failure to anticipate market change and competition in the infrastructure technologies; risks associated with information technology disruption or cyber-security incidents; risks associated with the implementation and enhancement of information systems; failure to realize the expected benefit from any rationalization, restructuring and improvement efforts; disruption of, or changes in, Vertiv’s independent sales representatives, distributors and original equipment manufacturers; increase of variability in our effective tax rate costs or liabilities associated with product liability due to global operations subjecting us to income and other taxes in the U.S. and numerous foreign entities; costs or liabilities associated with product liability and damage to our reputation and brands; the global scope of Vertiv’s operations, especially in emerging markets; failure to benefit from future significant corporate transactions; risks associated with Vertiv’s sales and operations and expanding global production facilities; risks associated with future legislation and regulation of Vertiv’s customers’ markets; our ability to comply with various laws and regulations including but not limited to, laws and regulations relating to data protection and data privacy; failure to properly address legal compliance issues, particularly those related to imports/exports, anti-corruption laws, and foreign operations; risks associated with foreign trade policy, including tariffs and global trade conflict risks associated with litigation or claims against the Company, including the risk of adverse outcomes to any legal claims and proceedings; our ability to protect or enforce our proprietary rights on which our business depends; third party intellectual property infringement claims; liabilities associated with environmental, health and safety matters; failure to achieve environmental, social and governance goals; failure to realize the value of goodwill and intangible assets; exposure to fluctuations in foreign currency exchange rates; failure to remediate material weaknesses in our internal controls over financial reporting; our level of indebtedness and our ability to comply with the covenants and restrictions contained in our credit agreements; our ability to access funding through capital markets; resales of Vertiv securities may cause volatility in the market price of our securities; our organizational documents contain provisions that may discourage unsolicited takeover proposals; our certificate of incorporation includes a forum selection clause, which could discourage or limit stockholders’ ability to make a claim against it; the ability of our subsidiaries to pay dividends; factors relating to the business, operations and financial performance of Vertiv and its subsidiaries, including: global economic weakness and uncertainty; our ability to attract, train and retain key members of our leadership team and other qualified personnel; the adequacy of our insurance coverage; fluctuations in interest rates materially affecting our financial results and increasing the risk our counterparties default in our interest rate hedges; our incurrence of significant costs and devotion of substantial management time as a result of operating as a public company; and other risks and uncertainties indicated in Vertiv’s SEC reports or documents filed or to be filed with the SEC by Vertiv. Forward-looking statements included in this news release speak only as of the date of this news release or any earlier date specified for such statements. All subsequent written or oral forward-looking statements attributable to Vertiv or persons acting on Vertiv’s behalf may be qualified in their entirety by this Cautionary Note Concerning Forward-Looking Statements.

For investor inquiries, please contact:

Lynne Maxeiner

Vice President, Global Treasury & Investor Relations

Vertiv

E: lynne.maxeiner@vertiv.com

For media inquiries, please contact:

Ruder Finn for Vertiv

E: Vertiv@ruderfinn.com